Business Combinations	12 Months Ended
Dec. 31, 2021
Disclosure of detailed information about business combination [abstract]
Business combinations
8. Business combinations
On February 29, 2020, the Group acquired a 61.6% equity interest from Lung Yu and He Yu, shareholders of the Group, and a 38.4% equity interest from a series of independent third parties in Rosenkavalier through a share swap transaction. Rosenkavalier Group was a related party of the Group before the acquisition and provides music festival event services, music performance services and licensing of music catalogues.
The acquisition was made as part of the Group’s strategy to expand its market share in the industry. Upon completion of the transaction, the Company obtained control over Rosenkavalier.
The Company issued 4,856,273 ordinary shares as
non-cash
consideration for the acquisition of Rosenkavalier. The shares issued had a total estimated fair value of RMB284,000,000, based on the fair value of the Rosenkavalier Group as at the date of acquisition measured using the income approach.
The fair values of the identifiable assets and liabilities of Rosenkavalier Group acquired as at the date of acquisition were as follows:

Fair value recognised on acquisition
RMB’000
Cash and cash equivalents	1,073
Property, plant and equipment (Note 12)	769
Right-of-use assets (Note 24)	2,988
Trade receivables	9,671
Prepayments, other receivables and other assets	12,151
Inventories	2
Identifiable intangible assets (Note 13)	26,000
Deferred tax assets	537
Deferred tax liabilities	(1,472)
Trade payables	(188)
Due to related parties	(1,261)
Lease liabilities	(2,988)
Other payables and accruals	(507)

Total identifiable net assets at fair value	46,775

Goodwill arising on acquisition	237,225

Purchase consideration	284,000

Satisfied by:
Issuance of ordinary shares	284,000

Analysis of cash flows on acquisition:
Net cash inflows and cash acquired (including in net cash flows used in investing activities)	1,073

Since the acquisition, the Rosenkavalier Group contributed RMB31,885,000 revenue and RMB3,362,000 profit to the Group for the year ended December 31, 2020.
Had the above combination taken place at the beginning of the year ended December 31, 2020, the revenue of the Group and the loss of the Group for the year ended December 31, 2020 would have been RMB162,881,000 and RMB16,572,000, respectively.
Goodwill of approximately RMB237,225,000 was recognised as part of this acquisition, which results from the expected synergies from combining the operations of the Rosenkavalier Group with the Group’s operations. None of the goodwill recognised is expected to be deductible for tax purposes.
The aggregate fair values (and their respective gross contractual amounts) of the trade receivables and financial assets included in prepayments, other receivables and other assets as at their respective dates
of acquisition amounted to RMB9,671,000 and RMB10,064,000, respectively, of which other receivables of RMB218,000 are expected to be uncollectable.
Transaction costs of RMB320,000 and RMB934,000 incurred for the acquisition were expensed and included in administrative expenses in the profit or loss for the years ended December 31, 2019 and 2020, respectively.
The Group measured the acquired lease liabilities using the present value of the remaining lease payments at the date of acquisition. The right-of-use
assets were measured at an amount equal to the lease liabilities and adjusted to reflect the favourable terms of the leases relative to market terms.